SUPPLEMENT TO THE PROSPECTUSES

                      CREDIT SUISSE GLOBAL HIGH YIELD FUND
                         CREDIT SUISSE HIGH INCOME FUND

The following information supersedes certain information in the funds' Prospectuses.

         Martha Metcalf and Wing Chan (see biographies below) join Michael E. Gray on the Credit Suisse High Yield Management Team, which is responsible for the day-to-day portfolio management of the funds. Dennis M. Schaney is no longer a member of the team.

Team Member Biographies

         MARTHA METCALF, Managing Director, is the head of the US High Yield Management Team. Ms. Metcalf joined Credit Suisse Asset Management, LLC ("CSAM") in 2005 from Invesco, where she was a Managing Director and Portfolio Manager of Global High Yield bonds, and head of a global high yield business with responsibility for total return, as well as structured portfolios. Prior to joining Invesco in 2000, she served for over ten years at JP Morgan Investment Management, where she was Vice President and Portfolio Manager for High Yield Corporate Bonds. Ms. Metcalf has a BA from Mount Holyoke College and is a CFA Charterholder.

         WING CHAN, Vice President, is a member of the High Yield Management Team. Ms. Chan joined CSAM in 2005 from Invesco where she was an Associate Portfolio Manager in the High Yield group. Prior to joining Invesco in 2002, Ms. Chan began her career in 1999 at JP Morgan Fleming Asset Management where she shared responsibility for the management of Structured and Long Duration products. Ms. Chan earned a double B.S. in Economics and Finance from the Massachusetts Institute of Technology and is a CFA Charterholder.


Dated:  October 27, 2005                                     16-1005
                                                             for
                                                             INSTFIX-PRO
                                                             CSHIF
                                                             2005-034